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                                                                EXHIBIT 10.61

                       COLLATERAL ASSIGNMENT OF PATENTS
                             (SECURITY AGREEMENT)

       COLLATERAL ASSIGNMENT OF PATENTS (SECURITY AGREEMENT) dated May 5, 2000, between eFAX.com, a Delaware corporation ("Pledgor"), and JFAX.COM, Inc.,
                                                 -------
a Delaware corporation ("Pledgee").
                         -------

                             W I T N E S S E T H:
                             - - - - - - - - - -

       WHEREAS, Pledgee and Pledgor have entered into a Term Loan Agreement of even date herewith (together with all supplements thereto and other agreements entered into in connection therewith, the "Financing Agreements"), pursuant to
                                            --------------------
which Pledgee has agreed to extend certain loans to Pledgor, subject to the terms and provisions of the Financing Agreements;

       WHEREAS, Pledgor owns all right, title, and interest in and to, among other things, all the United States and foreign patents, registrations and applications for the protection of inventions or designs set forth on Exhibit
                                                                       -------
A hereto (the "Patents"); and
-              -------

       WHEREAS, in order to secure Pledgor's obligations to repay the loans under the Financing Agreements ("Obligations") to Pledgee, Pledgor has granted
                                 -----------
to Pledgee a security interest in the Patents and certain other patents, inventions and assets with respect to the Patents as further set forth herein and in the Financing Agreements, and Pledgee has requested Pledgor to enter into this Security Agreement to evidence further such security interest.

       NOW, THEREFORE, KNOW ALL MEN BY THESE PRESENTS, that for valuable consideration received and to be received, as security of the full payment and performance of the Pledgor's Obligations, and to induce Pledgee to make loans and advances to Pledgor, Pledgor hereby grants to Pledgee a first priority security interest in:

              (1)  the Patents;

              (2) all patents, registrations and applications for the protection of inventions and designs hereafter acquired by, granted to, or filed by Pledgor, whether based upon, derived from or variations of any invention or designs disclosed in the Patents or otherwise (the "Future Patents");
        --------------

              (3) all extensions, renewals, and continuations, re-issues, divisions, and continuations-in-part of the Patents and Future Patents;

              (4) all rights to sue for past, present and future infringements of the Patents and Future Patents;


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              (5)  all proceeds, including without limitation, license
       royalties and proceeds of infringement suits, based on the Patents and Future Patents;

              (6) all licenses and other agreements and all fees, rents, royalties, proceeds or monies thereunder, relating to the Patents and Future Patents and the use thereof; and

              (7) all trademarks, trademark registrations, trademark registration applications, formulae, processes, compounds, methods, know-how, and trade secrets relating to the manufacture of Pledgor's products under, utilizing, or in connection with the Patents and Future Patents and all goodwill connected with, symbolized by or related to the foregoing.

All of the foregoing items set forth in clauses (a) through (g) are hereinafter referred to collectively as the "Collateral."
                                  ----------

       AND Pledgor hereby covenants with Pledgee as follows:

       2.  Pledgor's Obligations.  Pledgor agrees that, notwithstanding this
           ---------------------
Security Agreement, they will perform and discharge and remain liable for all their covenants, duties' and obligations arising in connection with the Collateral and any licenses and agreements related thereto. Pledgee shall have no obligation or liability in connection with the Collateral or any licenses or agreements relating thereto by reason of this Security Agreement or any payment received by Pledgee relating to the Collateral nor shall Pledgee be required to perform any covenant, duty or obligation of Pledgor arising in connection with the Collateral or any license or agreement related thereto or to take any other action regarding the Collateral or any such licenses or agreement.

       3.  Representations and Warranties.  Pledgor represents and warrants to
           ------------------------------
Pledgee that:

              (1) Pledgor is the registered owner of, and, to the best of its knowledge, no adverse claims have been made with respect to its title to, each of the Patents;

              (2) such title is indefeasible for the duration of each such Patent and the Patents are subsisting and no part thereof has been adjudicated invalid or unenforceable, in whole or in part;

              (3) each Patent is, to its best knowledge, valid and, if granted and registered, enforceable;

              (4) the Patents are the only patents in which Pledgor has any or all right, title and interest as of the date hereof; none of the Collateral is subject to any mortgage, pledge, lien, security interest, lease, charge, license (by Pledgor as licensor) or


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       encumbrance, except  Pledgee's security interest and other security interests or liens permitted under the Financing  Agreements; and

              (5) when this Security Agreement is filed in the United States Patent and Trademark Office and Pledgee has taken the other actions contemplated by the Financing Agreements, this Security Agreement will create a legal and valid perfected and continuing first priority lien on and first priority security interest in the Collateral, enforceable against Pledgor and all third parties, subject to no other mortgage, lien, charge, encumbrance, or security or other interest except as permitted under the Financing Agreements.

       4.  Covenants.  Pledgor will maintain and renew all items of Collateral,
           ---------
and will defend the Collateral against the claims of all persons; provided, however, that Pledgor will not be required to maintain any Collateral which no longer has any economic value. Without limiting the generality of the foregoing, Pledgor shall not permit the expiration of any registration of or termination of any application for any such Patent and Future Patent without the written consent of Pledgee if such expiration or termination would have a material adverse effect on the financial condition, operations or business of Pledgor. If before the Obligations have been satisfied in full, Pledgor shall obtain rights to or be licensed to use any new patentable inventions, or become entitled to the benefit of any patent application or patent for any reissue, division, continuation, renewal, extension, or continuation-in-part of any Patent, or any improvement on any Patent, the provisions of Section I hereof shall automatically apply thereto and Pledgor shall give Pledgee prompt notice thereof in writing.

       5.  Use Prior to Default.  Effective until Pledgee's exercise of its
           --------------------
rights and remedies upon an Event of Default under and as defined in the Financing Agreements (an "Event of Default"), Pledgee hereby grants to Pledgor the exclusive non-transferable right and license to use the Collateral and make, use and sell the inventions disclosed and claimed in the Patents and Future Patents in the ordinary course of its business, subject to the terms and covenants of the Financing Agreements and this Security Agreement.


       6.  Remedies Upon Default.  Whenever any Event of Default shall have
           ---------------------
occurred and be continuing, Pledgor's rights pursuant to Section 4 hereof shall, at Pledgee's option, terminate and be null and void, and Pledgee shall have all the rights and remedies granted to it in such event by the Financing Agreements, which rights and remedies are specifically incorporated herein by reference and made a part hereof. Pledgee in such event may collect directly any payments due to Pledgor in respect of the Collateral and may sell, license, lease, assign or otherwise dispose of the Collateral in the manner set forth in the Financing Agreements. Pledgor agrees that, in the event of any disposition of the Collateral upon any such Event of Default, it will duly execute, acknowledge and deliver all documents necessary or advisable to record title to the Collateral in any transferee or transferees thereof, including, without limitation, valid, recordable assignments of the Patents and Future Patents. In the event Pledgor fails or refuses to execute and deliver

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such documents, Pledgor hereby irrevocably appoints Pledgee as their  attorney-
in-fact, with power of substitution, to execute, deliver, and record any such documents on Pledgor's behalf. Notwithstanding any provision hereof to the contrary, during the continuation of an Event of Default, Pledgor may sell merchandise incorporating or utilizing the Patents and Future Patents in the ordinary course of its business and in a manner consistent with their past practices until it receives written notice from Pledgee of an intended sale or other disposition of the Collateral. The preceding sentence shall not limit any right or remedy granted to Pledgee with respect to Pledgor's inventory under the Financing Agreements or any other agreement now or hereafter in effect.

       7.  Cumulative Remedies.  The rights and remedies provided herein are
           -------------------
cumulative and not exclusive of any other rights or remedies provided by the law. The rights and remedies provided herein are intended to be in addition to and not in substitution of the rights and remedies provided by the Financing Agreements.

       8.  Amendments and Waivers.  This Security Agreement may not be
           ----------------------
modified, supplemented or amended, or any of its provisions waived at the request of Pledgor, without the prior written consent of Pledgee. Pledgor hereby authorizes Pledgee to modify this Security Agreement, following written notice to Pledgor, by amending Exhibit A hereof to include any Future Patents or additional licenses.

       9.  Waiver of Rights.  No course of dealing between the parties to this
           ----------------
Security Agreement or any failure or delay on the part of any such party in exercising any rights or remedies hereunder shall operate as a waiver of any rights or remedies of such party or any other party and no single or partial exercise of any rights or remedies hereunder shall operate as a waiver or preclude the exercise of any other rights or remedies of such party or any other party. No waiver by Pledgee of any breach or default by Pledgor shall be deemed a waiver of any other previous breach or default or of any breach or default occurring thereafter.

       10.  Assignment.  The provisions of this Security Agreement shall be
            ----------
binding upon and inure to the benefit of the respective successors and assigns of the parties hereto; provided however, that no interest herein or in or to the Collateral may be assigned by Pledgor without the prior written consent of Pledgee; and provided, further, that the Pledgee may assign the rights and benefits hereof to any party acquiring any interest in the Obligations or any part thereof in accordance with the terms of the Financing Agreements.

       11.  Future Acts.  Pledgor shall have the duty to prosecute diligently
            -----------
any applications for the Patents and Future Patents pending as of the date of this Security Agreement or thereafter, until the Obligations shall have been paid in full, to make applications on material unpatented or unregistered but patentable or registrable inventions, in any location where Pledgor does business, and to preserve and maintain all rights in the Patents. Any expenses incurred in connection with such applications shall be borne by Pledgor. Pledgor shall not abandon any right

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to file a patent application or registration for any  invention, nor abandon any such pending patent application or registration, without the consent of the Pledgee, except to the extent that such abandonment would not have a material adverse effect on the financial condition, operations or business of Pledgor.

       12.  Enforcement.  Upon Pledgor's failure to do so after Pledgee's
            -----------
demand, or upon an Event of Default, Pledgee shall have the right but shall in no way be obligated to bring suit in its own name to enforce the Patents and Future Patents and any license thereunder, in which event Pledgor, shall at the request of Pledgee, do any and all lawful acts and execute any and all proper documents required by Pledgee in aid of such enforcement and Pledgor shall promptly, upon demand, reimburse and indemnify Pledgee for all costs and expenses incurred by Pledgee in the exercise of their rights under this Section 11.

       13.  Re-Assignment.  At such time as Pledgor shall completely satisfy
            -------------
all of the Obligations, and the Financing Agreements have been terminated, other than upon enforcement of Pledgee's remedies under the Financing Agreements after an Event of Default, Pledgee will execute and deliver to Pledgor all deeds, assignments and other instruments as may be necessary or proper to re-vest Pledgor with all right and title to the Patents and Future Patents pledged or assigned to Pledgee hereunder, subject to dispositions thereof which may have been made by Pledgee pursuant hereto.

       14.  Severability.  If any clause or provision of this Security
            ------------
Agreement shall be held invalid or unenforceable, in whole or in part, in any jurisdiction, such invalidity or unenforceability shall attach only to such clause or provision, or part thereof, in such jurisdiction, and shall not in any manner affect any other clause or provision in any jurisdiction.

       15.  Notices.  All notices, requests and demands to or upon Pledgor or
            -------
Pledgee under this Security Agreement shall be given in the manner prescribed by the Financing Agreements.

       16.  Governing Law.  This Security Agreement shall be governed by, and
            -------------
construed applied and enforced in accordance with the federal laws of the United States of America applicable to patents and the laws of the State of California except that no doctrine of choice of law shall be used to apply the laws of any other State or jurisdiction. PLEDGOR AND PLEDGEE EACH WAIVES THE RIGHT TO TRIAL BY JURY OF ANY CLAIM, DEMAND, ACTION, OR CAUSE OF ACTION ARISING UNDER THIS SECURITY AGREEMENT, WHETHER NOW EXISTING OR HEREAFTER ARISING, AND ANY RIGHT EITHER MAY HAVE TO ASSERT THE DOCTRINE OF FORUM NON CONVENIENS, LACK OF PERSONAL JURISDICTION, OR TO OBJECT TO VENUE TO THE EXTENT ANY PROCEEDING IS BROUGHT IN ACCORDANCE WITH THIS SECTION 15.

       17.  Supplement.  This Security Agreement is a supplement to, and is
            ----------
hereby incorporated into, the Financing Agreements and made a part thereof.

                                     -5-
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     IN WITNESS WHEREOF, the parties have entered into this Security Agreement as of the date first above written.


                                    PLEDGOR

                                    eFAX.com, a Delaware corporation

                                    By:
                                       -------------------------------------
                                    Name:
                                         -----------------------------------
                                    Title:
                                          ----------------------------------

                                    PLEDGEE

                                    JFAX.COM, Inc., a Delaware corporation

                                    By:
                                       -------------------------------------
                                    Name:
                                         -----------------------------------
                                    Title:
                                          ----------------------------------

                                     -6-
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